                                                                    Exhibit 99.1


                 [LETTERHEAD OF ELLIOT H. GOLDBERG, CPA, P.C.]

                          INDEPENDENT AUDITORS' REPORT

Dominion Cellular, Inc.
Clanton, Alabama

We have audited the accompanying balance sheet of Dominion Cellular, Inc. as of September 30, 1995, and the related statements of operations, equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dominion Cellular, Inc. as of September 30, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                                /s/ELLIOT H. GOLDBERG, CPA, P.C.
                                                --------------------------------
                                                   ELLIOT H. GOLDBERG, CPA, P.C.

December 16, 1995

                             DOMINION CELLULAR, INC.

                                  BALANCE SHEET

                               SEPTEMBER 30, 1995

                                     ASSETS
Current assets:
    Cash                                                                 $  322,057
    Accounts receivable - trade (less allowance
     for doubtful accounts of $133,070)                                     808,780
    Inventory (Note 1)                                                       43,535
    Prepaid expenses and other                                               33,592
  Due from parent (Note 5)                                                2,100,000
                                                                         ----------
        Total current assets                                              3,307,964
                                                                         ----------

Property, equipment, furniture and
    fixtures, net of accumulated depreciation of
    of $ 1,120,243 Notes 1 and 6)                                         4,007,474
                                                                         ----------

Cellular telephone license costs,
   net of accumulated amortization of
   $ 103,839 (Note 3)                                                        28,284
                                                                         ----------
        Total assets                                                     $7,343,722
                                                                         ==========
                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Current portion - long-term debt (Note 4)                            $2,986,057
    Note payable - Pricellular (Notes 5 and 6)                            2,000,000
    Accounts payable                                                        288,877
    Accrued expenses and taxes                                              251,998
    Sales and excise taxes payable                                           11,360
    Due to parent company (Note 2)                                          581,817
                                                                         ----------
        Total current liabilities                                         6,120,109

Commitments (Note 5)

Stockholders' equity :
    Common stock                                                             50,100
    Retained earnings                                                     1,173,513
                                                                         ----------
                                                                          1,223,613
                                                                         ----------
        Total liabilities and stockholders'
         equity                                                          $7,343,722
                                                                         ==========

                 See accompanying notes to financial statements

                             DOMINION CELLULAR, INC.

                             STATEMENT OF OPERATIONS

                          YEAR ENDED SEPTEMBER 30, 1995

REVENUES:
    Subscriber revenues                                          $ 1,268,938
    Roamer revenues                                                3,357,745
    Equipment sales                                                  150,985
    Other                                                            115,912
                                                                 -----------

        Total revenues                                             4,893,580
                                                                 -----------
OPERATING EXPENSES:
    Technical salaries                                               104,647
    System maintenance                                                73,250
    Telephone switch expenses                                        295,800
    Rent and occupancy costs                                         121,620
    Cost of equipment sales                                          351,395
    Roamer costs                                                     825,540
                                                                 -----------

        Total operating expenses                                   1,772,252
                                                                 -----------
GENERAL AND ADMINISTRATIVE EXPENSES:
    Administrative and management salaries                           184,451
    Office expenses                                                   91,137
    Insurance                                                         24,820
    Professional fees                                                  9,319
    Interest expense                                                 460,476
    Advertising and marketing                                         78,880
    Depreciation and amortization                                    454,953
    Commissions                                                      106,520
    Billing expenses                                                 122,412
    Provision for bad debts                                           41,572
    Employee benefits and payroll taxes                               37,180
    Franchise taxes                                                   18,070
  Auto Expense                                                        22,424
  Management Fee                                                     114,600
                                                                 -----------

        Total general and administrative expenses:                 1,766,814
                                                                 -----------

Net Income                                                         1,354,514
                                                                 -----------

Retained earnings -  October 1, 1994                                (181,001)
                                                                 -----------

Retained earnings -  September 30, 1995                          $ 1,173,513
                                                                 ===========


                 See accompanying notes to financial statements

                             DOMINION CELLULAR, INC.

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED SEPTEMBER 30, 1995

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                                          $ 1,354,514
    Adjustments to reconcile net income to
     net cash used in operating activities:
       Depreciation and amortization                                      454,953
       Allowance for doubtful accounts                                    (82,140)
       Changes in assets and liabilities:
         Inventories                                                       24,897
         Accounts receivable                                             (232,525)
         Prepaid expenses and other                                        (4,607)
         Accounts payable and accrued expenses                           (101,967)
       Due to parent company, Dominion
           Resources, Inc.                                                315,314
         Due from parent                                               (2,100,000)
                                                                      -----------

                Net cash used by operating activities                    (371,561)
                                                                      -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Capital expenditures                                               (1,154,793)
                                                                      -----------
                Net cash (used in) investing activities                (1,154,793)
                                                                      -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Repayment of debt                                                    (299,272)
    Proceeds from borrowings                                            2 000,000
                                                                      -----------
             Net cash provided by financing activities                  1,700,728
                                                                      -----------

                  Net increase in cash                                    174,374

Cash - beginning, October 1, 1994                                         147,683
                                                                      -----------

Cash - ending, September 30, 1995                                     $   322,057
                                                                      ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

CASH PAID DURING THE YEAR FOR:

Interest                                                              $   460,476
                                                                      ===========

                 See accompanying notes to financial statements

                             DOMINION CELLULAR, INC.

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED SEPTEMBER 30, 1995

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         REVENUE RECOGNITION (CELLULAR TELEPHONE OPERATIONS):

         Revenues are recognized as services are rendered. Unbilled revenues, resulting from cellular telephone usage occurring from the billing cycle date to the end of each month, are estimated and recorded. Equipment sales are recognized upon delivery to the customer. Revenues from operations consist of charges to customers for monthly access charges, cellular airtime usage, toll charges, and roamer charges. Equipment sales revenues reflect charges to customers for cellular telephone equipment purchased.

         INVENTORIES:

         Inventories are stated at the lower of cost (first-in, first-out) or market and consisted of equipment held for sales and installations of $43,535 at September 30, 1995.

         In connection with the sale of the Company's Cellular Telephone System described in Note 6, ownership of the Company's inventory was transferred to the purchaser on the date of closing which took place in the first quarter of fiscal 1996.

         PROPERTY, EQUIPMENT, FURNITURE AND FIXTURES:

         Property, equipment, furniture and fixtures are stated at cost. Depreciation is computed using the straight-line method over estimated useful lives of ten years for equipment, seven years for furniture and fixtures, and thirty years for building and cell-site improvements.

         Property, equipment, furniture, and fixtures consisted of the following at September 30, 1995:

         Operating equipment                                      $3,245,769
         New cell site preparation and equipment                   1,764,489
         Furniture and fixtures                                      117,459
                                                                  ----------
                                                                   5,127,717

                Less: Accumulated depreciation and
                      amortization                                 1,120,243
                                                                  ----------
                                                                  $4,007,474
                                                                  ==========

                             DOMINION CELLULAR, INC.

                          YEAR ENDED SEPTEMBER 30, 1995

2.       ORGANIZATION AND BACKGROUND:

         Dominion Cellular, Inc. ("the Company") was incorporated January 1991 for purposes of construction and operation of a cellular telephone system located in Bibb County, Alabama. The Company is wholly owned by Dominion Resources, Inc. ("The Parent").

3.       CELLULAR TELEPHONE LICENSE COSTS:

         Cellular telephone license costs represent expenses incurred by the Company for the acquisition of site locations, zoning approvals, and technical and other expenses related to construction and obtaining the necessary approvals and licenses to operate and preparing to operate a cellular telephone system. These costs are capitalized and are amortized through charges to operations over their estimated useful lives, currently estimated to be five years.

4.       LONG-TERM DEBT, MOTOROLA, INC.:

         Long-term debt consists of notes payable to Motorola, Inc. ("Motorola") for $2,986,057 at September 30, 1995. The Company entered into a Cellular System Purchase Agreement with Motorola (the "Purchase Agreement") pursuant to which the Company purchased and Motorola designed, manufactured, and produced specified cellular fixed network equipment together with expansion products, hardware, and software products and related services. Pursuant to the Purchase Agreement, Motorola assisted in the construction and implementation of the system.

         Motorola agreed to lend DCI up to $1,650,000 to purchase equipment and services to be provided primarily by Motorola for construction and installation of the cellular telephone system and up to $950,000 for working capital. All such loans were repayable interest only until the third year after DCI placed the cellular telephone system into commercial service and then paid over a four year period on a seven year amortization schedule. Interest is calculated at the rate of 3% per annum in excess of the Chase Manhattan Bank's Corporate Base Rate, which was 9% at September 30, 1995. DCI has the right to prepay such loans in whole or in part and the Financing Agreement also provides for certain mandatory prepayments including prepayments equal to 75% of DCI's "Free Cash Flow" (operating cash flow less non-financed capital purchases and debt service).

                             DOMINION CELLULAR, INC.

                          YEAR ENDED SEPTEMBER 30, 1995

4.       LONG-TERM DEBT, MOTOROLA, INC.: (CONTINUED)

         The Financing Agreement required the parent Company (Resources) to execute a Stock Pledge Agreement pledging all of the issued and outstanding capital stock of Dominion Cellular with Motorola as collateral. As additional collateral, Cellular has assigned all of its cell site, tower, and building leases to Motorola together with a security interest in all of its tangible and intangible assets. The Financing Agreement contains certain financial covenants and restrictions on the payment of dividends, which Cellular has complied with.

         In October, 1992, the Company entered into an additional line of credit of $686,193 with Motorola for additional equipment purchases. The terms of the additional line of credit call for interest only payments through September 1994 and a balloon payment of principal on December 31, 1994.

         On December 22, 1994, the Company and Motorola agreed to a restructuring of the $686,193 Motorola line of credit originally scheduled to be repaid December 31, 1994. Pursuant to the restructuring, a $50,000 payment to reduce principal and a $10,000 restructuring fee prior to January 1, 1995 was paid. An additional fee of $5,000 was paid prior to March 31, 1995. The $636,193 balance was scheduled to be paid in ten consecutive monthly installments of $63,619 commencing August 14, 1995 with interest on the unpaid balance payable quarterly.

         In connection with the sale of the Company's cellular telephone system described in Note 6, the Company's outstanding indebtedness to Motorola was paid out of the closing which took place in the first quarter of fiscal 1996.

                             DOMINION CELLULAR, INC.

                          YEAR ENDED SEPTEMBER 30, 1995

5.       NOTES PAYABLE - PRICELLULAR

         In anticipation of the execution of the Asset Purchase Agreement, described in Note 6, PriCellular extended a $2,000,000 loan to DCI on April 7, 1995. From the $2,000,000 of loan proceeds, 1) the Company made a $1,417,598 loan to an entity of which the Company's principal stockholder is a creditor; 2) paid $250,000 to a corporation owned by the Company's president and her husband in payment of bills rendered for previously completed cell site and tower construction for the System; and 3) prepaid $125,000 of indebtedness owed to an entity owned by members of the principal stockholder's immediate family. The balance was applied to legal and professional fees related to the sale of the System. The $2,000,000 loan was repaid out of the closing proceeds with interest payable at 8% from the sale of the cellular telephone system which took place in the first quarter of fiscal 1996.

6.       SALE OF CELLULAR ASSETS

         On November 16, 1994, the Company announced that it had retained an independent broker on an exclusive basis to attempt to find a potential purchaser for DCI's cellular system or a possible merger partner with DCI. Management of the Company determined to seek a purchaser because it believed that DCI's cellular system had been developed to a point where it represented an attractive acquisition for potential acquirors in the cellular industry at a price, based on current market conditions, substantially in excess of DCI's costs in developing the system.

         On May 8, 1995, the Company and its Parent executed an Asset Purchase Agreement (Subsequently amended on August 14, 1995 and December 14,
         1995) with two unaffiliated entities, PriCellular and Pricellular's wholly owned Northland subsidiary, providing for the sale to Northland of the System operated by DCI in the Bibb, Alabama RSA (the "AL-4 RSA"). The system was substantially the Company's only source of revenues. Immediately after completion of the sale of the System, the Company had no significant operations.

                             DOMINION CELLULAR, INC.

                          YEAR ENDED SEPTEMBER 30, 1995

6.       SALE OF CELLULAR ASSETS (CONTINUED)

         In anticipation of the execution of the Asset Purchase Agreement, PriCellular extended a $2,000,000 loan to DCI on April 7, 1995.

         The sale of the System was contingent upon obtaining the consent of the FCC to the assignment by DCI of the licenses to operate the System to Northland (which consent was obtained on June 9, 1995) and upon obtaining the approval of the sale from holders of a majority of the outstanding shares of the Company's Common Stock (which approval was obtained on November 6, 1995).

         The Assets sold (subject to certain current liabilities related to the System and being assumed by the Purchaser) included the FCC nonwireline license for the AL-4 RSA, the cellular sites, towers and related equipment used by the System, the real property on which the cellular sites are located, and the bulk of DCI's current assets.

         The parties also agreed that effective August 1, 1995, PriCellular would become the manager of the System pursuant to a management agreement providing for a management fee to be paid to PriCellular equal to 7% of the gross revenues of the System during the term of the management agreement. Through November 7, 1995, the Company accrued $114,600 in connection with the management agreement.

         The original purchase price of the system was $19,900,000 (after a $100,000 reduction for the amount by which certain liabilities assumed by the purchaser at the closing exceeded DCI's current assets) payable as follows: (a) $6,000,000 in cash, payable at the Closing which occurred on November 7, 1995, (b) $3,900,000 in cash payable 30 days following the Closing (the "Second Payment Date") and (c) $10,000,000 (also referred herein as the "PriCellular Note"). The PriCellular Note was convertible into shares of PriCellular Class A Common Stock at $8.51 per share (i) at the option of the holder and

                             DOMINION CELLULAR, INC.

                          YEAR ENDED SEPTEMBER 30, 1995

6.       SALE OF CELLULAR ASSETS (CONTINUED)

         (ii) at the option of PriCellular if the closing price for PriCellular Class A Common Stock when trading on the American Stock Exchange (or such other exchange which at such time may be the principal exchange where such stock is traded) is $10.60 or higher for ten consecutive trading days.

         At the closing, the initial $6,000,000 cash portion of the purchase price was reduced to the extent required to repay DCI's outstanding debt to Motorola (approximately $2,864,000) incurred to finance construction of the System, and to repay the 8%, $2,000,000 loan extended to DCI by PriCellular on April 7, 1995 in anticipation of the execution of the Asset Purchase Agreement. At the second closing, the $4,000,000 cash portion of the purchase price was decreased by $100,000 the amount by which assumed current liabilities exceeded DCI's current assets. An aggregate $400,000 of the $3,900,000 balance of the purchase price was required to be held in escrow for a one year period following the closing, to ensure the accuracy of the Company's representations and warranties.

         Also at the closing, Pricellular elected to force conversion of its five-year, 4%, $10,000,000 Convertible Subordinated Note to DCI into 1,175,088 shares of its Class A Common Stock. The high and low sales prices for PriCellular Class A Common Stock, as traded on the American Stock Exchange on November 7, 1995 were $13.125 and $12.75, respectively. As a result, the Company recorded the 1,175,088 converted shares at a value of $7,497,061 an amount which reflects a 50% discount of the closing sales price of PriCellular Class A Common Stock on November 7, 1995 of $12.75. The Company recorded a 50% discount because of the trading restrictions placed on the stock.

         In connection with the second closing, the Company entered into a second amendment to the Asset Purchase Agreement dated December 14, 1995 whereby the Company and PriCellular resolved certain disputes with respect to the adjusted purchase price of the cellular telephone system. As amended, the Company received $3,500,000 at the second closing, with the $400,000 balance being held in escrow. As part of the second amendment, the Company retained ownership of certain accounts receivable deemed to be uncollectible as of August 1, 1995 in the aggregate principal amount of approximately $124,000. In addition, the Company reserved the right to the proceeds of any insurance claim arising from a loss that took place in the month of August 1995.

                             DOMINION CELLULAR, INC.

                          YEAR ENDED SEPTEMBER 30, 1995

6.       SALE OF CELLULAR ASSETS (CONTINUED)

         Pursuant to a separate registration rights agreement, PriCellular granted the holders of at least 50% of the Class A Common Stock issuable or issued upon conversion of the PriCellular Note, one "demand" right of registration requiring PriCellular to register such shares of Class A Common Stock for public offer and sale under the Securities Act of 1933. The ":demand" registration right was exercisable after the earlier of June 30, 1996 or the effective date of the first registration statement for an underwritten public offering of PriCellular securities. The registration rights agreement also granted the holders of the PriCellular Note or the underlying Class A Common Stock certain "piggy-back" registration rights permitting it to have such Class A Common Stock included in other registration statements filed by PriCellular with respect to a public offering of its securities at PriCellular's expense, so as to permit public offer and sale of such shares, subject to the right of any underwriter of such public offering to limit the number of shares so included.

7.       USE OF PROCEEDS FROM THE SYSTEM SALE

         In addition to receipt of the PriCellular Class A Common Stock, the Company received an aggregate of approximately $9,900,000 (less closing costs and associated expenses) in cash payments from PriCellular at the initial closing and at the Second Payment Date (of which $400,000 is being held in escrow for a one year period as previously described). The cash payments were applied substantially as follows:

        a)      Repayment of Motorola debt and accrued
                interest incurred to finance construction of
                the System                                        $2,864,226

        b)      Repayment of PriCellular loan and accrued
                interest                                          $2,040,000

        c)      Closing costs                                     $  747,955

        d)      Escrow account deposit                            $  400,000

        e)      Portion of amounts paid to repurchase all of
                the shares of the Company's president, her
                son and her husband                               $1,568,626
                                                                  ----------
                                                   Total:         $7,620,807
                                                                  ==========